Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

ACSI	American Customer Satisfaction ETF
listed on Cboe BZX Exchange, Inc.

November 19, 2025

Supplement to the
Summary Prospectus and Prospectus,
each dated January 28, 2025,
as previously supplemented

Important Notice Regarding Change in Investment Policy

The purpose of this supplement is to provide notice of a change to the 80% investment policy (the “80% policy”) for the American Customer Satisfaction ETF (the “Fund”), a series of Tidal Trust I (the “Trust”). The Board of Trustees of the Trust has approved the 80% policy change to ensure the Fund complies with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended. The 80% policy change, as set forth herein, will not result in any change in how the Fund is currently managed. The new 80% policy is consistent with the Fund’s current investment objective and principal investment strategies. The change in the Fund’s 80% policy will take effect on or about January 28, 2026.

The Fund’s current and new 80% policies are as follows:

Current 80% Policy	New 80% Policy (effective on or about January 28, 2026)
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in investments that are tied economically to the United States.	Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities of Index Companies (as defined in the Prospectus) that exhibit high customer satisfaction characteristics and are tied economically to the United States.

In addition, effective on or about January 28, 2026, the second paragraph of the section titled “Fund Summary - Principal Investment Strategy - American Customer Satisfaction Investable Index” is amended and restated as follows:

“Construction of the Index begins with over 400 ACSI Companies across 46 industries and 10 economic sectors. The initial universe is then screened to eliminate companies whose stock is not principally listed on a U.S. exchange, whose market capitalization is less than $1 billion, or for which the Customer Satisfaction Data is statistically insignificant. The Index is comprised of ACSI Companies in the 25 industries (as classified by the Customer Satisfaction Data) with the highest customer retention. Generally, the company(ies) with the highest ACSI Score (described below) in each such industry will be included in the Index and one to three ACSI Companies from each such industry are included in the Index based on the number of ACSI Companies in a given industry and the ACSI Score ranking (the “Index Companies”). Each Index Company exhibits high customer satisfaction characteristics as reflected in the ACSI Score rankings. The Index will generally be comprised of 25 to 35 companies at the time of each rebalance of the Index.”

Please retain this Supplement for future reference.